SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 19, 2010

SeaBridge Freight Corp.
(a Nevada Corporation)

333-140567	71-0822436
(Commission File Number)	(IRS Employer Identification Number)

2327 South Dock Street
Palmetto, FL 34221
(941) 981-3850

Michael D. Shea
2327 South Dock Street
Palmetto, FL 34221
(941) 981-3850
 (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01-Other Events

SeaBridge Freight Corp. (formerly TrinityCare Senior Living, Inc. OTC BB: TCSR), a leading pioneer in the marine highway industry in the United States, today announced a stand down.

ITEM 9.01 – Financial Statements and Exhibits

Exhibit

EXHIBIT	DESCRIPTION

Exhibit 99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TrinityCare Senior Living, Inc.

Date: November 19, 2010	By: /s/ Michael D. Shea
Name: Michael D. Shea
Title: Chairman of the Board